Capital City Bank Group, Inc.

Reports Fourth Quarter 2020 Results

TALLAHASSEE, Fla.

(January 26, 2021) – Capital City Bank Group, Inc. (NASDAQ:

CCBG) today reported net income of $7.7
million, or $0.46 per diluted share for the fourth quarter of 20

20 compared to net income of $10.4 million, or $0.62 per diluted share for the third quarter of 2020, and $8.6 million, or $0.51

per diluted share,

for the fourth quarter of 2019.

For the full year of 2020, net income totaled $31.6 million, or $1.88 per diluted share, compared to net income of $30.8 million, or
$1.83 per diluted share, for 2019.

Fourth Quarter 2020 HIGHLIGHTS
●

Operating revenues (excluding mortgage

fees) improved 1.8%

-

Net interest income held firm, declining

$0.1 million
-

7% increase in other fee revenues

(deposit, bankcard, and wealth management)

●

Noninterest expense included $0.9

million related to other real

estate valuation adjustments ($0.5 million) and other expenses totaling $0.4 million (additional funding for our foundation and consulting/legal costs related

to a strategic initiative)
●

Period-end core loans (excluding SBA

PPP) increased $20 million, or 1.1% sequentially
-

SBA PPP loan forgiveness pay-offs totaled

$12 million - $178 million in balances and $3.2 million in related fees remain at
period-end
●

Credit quality remains

strong with no significant probl

em loan migration

-

97%

of loan balances for pandemic related extensions

have resumed payments – only $9

million remains on extension

●

Capital City Home Loans (“CCHL”) contributed $0.10 per

share

Full Year

2020 HIGHLIGHTS
●

Operating revenues (excluding mortgage

fees) held firm as unfavorable asset re-pricing was offset

by SBA PPP loan fees and
higher other fee revenues

●

Loan balances buoyed by SBA PPP loan originations which

totaled $190 million
-

Core loan balances (excluding SBA

PPP) held firm due to stronger loan product

ion in the fourth quarter
●

Reserve build of $6.6 million (provision

of $9.0 million less net charge-offs of $2.4

million) in response to potential credit

losses
related to the pandemic
-

Allowance coverage ratio (excluding SBA PPP) was 1.30%

at year-end
●

Deposits grew $572 million (period-end)

and $307 million (average) and reflected

stimulus inflows as well as strong core

deposit
growth

●

Acquired 51% ownership in Brand

Mortgage, LLC on March 1, 2020 (renamed

CCHL) – contributed $0.52 per share

“Our strategic alliance with CCHL and the origination of $190 million in SBA PPP loans more than offset the adverse impact of our
reserve build and lower interest rates, resulting in year over year earnings growth,” said William G. Smith, Jr.,

Chairman, President
and CEO.

“As we entered 2020,

I certainly didn’t anticipate the difficulties we would

face, but I could not be prouder of our team’s
response to the COVID-19 pandemic.

We continue to

put the safety and well-being of our associates and clients first, as we reach
out to assist our communities through the origination of SBA

PPP loans, grants and volunteer hours, and endeavor to meet the needs of our clients through both in-person and virtual delivery channels.

2021 will bring challenges and opportunities, but I am confident our team has the skills and capacity to successfully navigate the future, and we will continue to focus on implementing strategies that produce long-term value for our shareowners.

My outlook for Capital City remains optimistic,

and I appreciate your continued
support.”

COVID-19 Update

●

We continue to monitor

and adhere to national guidelines and local safety ordinances to protect both clients and associates and
respond to changing conditions with the pandemic and its impact on client and associate interactions

●

We continue to monitor

COVID-19 case count trends in our markets and respond appropriately to help ensure client and associate
safety
●

On November 24, 2020 we proactively closed lobby access to clients in response to higher case count trends in our markets -
banking services are being provided via drive-thru or in-person by appointme nt only (subject to safety protocols)
●

On November 30, 2020 we reinstated remote work arrangements for non-retail associates
●

We continue to provide

enhanced digital banking options available for banking products and access to sales associates

●

We continue to support

clients with the Small Business Administration Payment Protection

Program (“SBA PPP”) by actively
assisting with the Round 1 forgiveness process and will offer funding for clients eligible for Round 2

Discussion of Operating Results

Summary Overview

Compared to the third quarter of 2020,

the $5.6 million decrease in operating profit was attributable to a $4.5 million decrease in
noninterest income, a $1.0 million increase in noninterest expense,

and a $0.1

million decrease in net interest income.

Compared to the fourth quarter of 2019, the $1.7 million increase in operating profit was attributable to a $16.7 million increase in noninterest income, partially offset by higher noninterest expense of $12.2 million, a $1.5 million increase in the provision for credit losses and lower net interest income of $1.3 million.

The $12.1 million increase in operating profit for the full year

2020 versus 2019 was attributable to higher noninterest income of
$58.1 million, partially offset by higher noninterest expense of

$36.4 million, a $7.6 million increase in the provision for credit losses and lower net interest income of $2.0 million.

The aforementioned year over year variances primarily reflect the acquisition of a 51% membership interest and consolidation of
CCHL on March 1, 2020.

Our return on average assets (“ROA”) was 0.84%

and our return on average equity (“ROE”) was 8.97%

for the fourth quarter of
2020.

These metrics were 1.17% and 12.16%

for the third quarter of 2020,

respectively, and 1.14%

and 10.39%

for the fourth
quarter of 2019, respectively.

For the full year 2020, our ROA was 0.93% and our ROE was 9.36

%

compared to 1.03% and 9.72%,
respectively, for 2019.

Net Interest Income/Net Interest

Margin

Tax-equivalent net interest income

for the fourth quarter of 2020 was $25.1

million compared to $25.2 million for the third quarter
of 2020 and $26.4 million for the fourth quarter of 2019.

For the full year 2020, tax-equivalent net interest income totaled $101.

8
million compared to $103.9 million for 2019.

The decrease compared to all prior periods reflected lower rates earned on investment
securities and variable/adjustable rate loans.

The year-over-year decline also reflected lower rates on

overnight funds.

Partially
offsetting these declines were higher volumes of earning assets

,

including lower yielding SBA PPP loans and overnight funds.

The federal funds target rate has remained in the range

of 0.00%-0.25% since March 2020 when the Fed reduced its overnight rate
by 150 basis points, and as a result we continue to experience lower repricing of our variable/adjustable rate earning assets and investment securities.

Our overall cost of funds remained low during the fourth quarter of 2020 at 0.14%, an increase of one basis
point compared to the third quarter of 2020, due to a higher mix of seasonal public deposits.

Our net interest margin for the fourth quarter of 20

20 was 3.00%, a decrease of 12 basis points from the third quarter of 20

20 and 89
basis points from the fourth quarter of 2019.

For the full year 2020, the net interest margin decreased 55 basis points to 3.30%.

The
decreases

were primarily attributable to significant growth in overnight funds which reduced our margin.

Our net interest margin
for the fourth quarter of 2020,

excluding the impact of overnight funds in excess of $200

million, was 3.50%.

We discuss the effect
of the pandemic related stimulus programs on our balance sheet in more detail below under
Discussion of Financial Condition
.

Provision for Credit Loss

The provision for credit losses was $1.3 million for both the third and fourth quarters

of 2020,

and was negative $0.2

million for the
fourth quarter of 2019.

For the full year 2020, the provision was $9.6 million ($9.0 million for loans held for investment (“HFI”)
and $0.6 million for unfunded loan commitments) compared to

$2.0 million in 2019.

The higher provision in 2020 reflected
expected losses due to deterioration in economic conditions related to COVID-19.

We discuss the allowance

for credit losses and
COVID-19 exposure further below.

Noninterest Income and Noninterest

Expense

CCHL’s

mortgage banking operations impacted our noninterest income

and noninterest expense for the three and twelve month
periods ended December 31, 2020, and thus, the period over

period comparisons reflect the impact of the CCHL consolidation, which occurred on March 1, 2020.

The table below provides an overview of CCHL’s

impact on our noninterest income and
noninterest expense for 2020.

Noninterest income for the fourth quarter of 2020 totaled

$30.5 million compared to $35.0 million for the third quarter of 2020

and
$15.5 million for the fourth quarter of 2019.

For the full year 2020, noninterest income totaled $111

.2 million compared to $53.1
million for 2019.

The decrease from the third quarter of 2020 was primarily due to lower mortgage banking revenues which
reflected a seasonal slowdown in loan production and a lower gain on sale margin.

The improvement over both periods of 2019 was
primarily attributable to higher mortgage banking revenues at CCHL with higher wealth management fees and bank card fees
contributing, but to a lesser extent.

For the full year 2020, deposit fees declined primarily due

to the impact of government stimulus
in the second quarter related to the COVID-19 pandemic.

The decline in fees realized in the second quarter reversed in the third

and
fourth quarters

of 2020 reflecting higher utilization

of our overdraft product.

Noninterest expense for the fourth quarter of 2020 totaled

$41.3 million compared to $40.3 million for the third quarter of 2020

and
$29.1 million for the fourth quarter of 2019.

The increase over the third quarter of 2020 was primarily attributable to higher
compensation expense of $0.6 million and other real estate expense of

$0.3 million.

The increase in compensation reflected higher
commission expense of $0.2 million, salary expense of $0.2

million, and cash incentive expense of $0.2 million.

Valuation
adjustments totaling $0.5 million for two properties drove

the increase in other real estate expense.

In addition, we recognized $0.4
million in expenses during the fourth quarter of 2020 related to additional funding of our foundation and consulting/legal costs for a
strategic initiative.

For the full year 2020, noninterest expense totaled $150

.0 million, an increase of $36.4 million over 2019 primarily attributable to the addition of expenses at CCHL, including compensation expense of

$32.4 million, occupancy expense of $2.8 million, and other
expense of $4.8 million.

Core CCBG noninterest expense decreased $3.6 million and

reflected lower compensation expense of $2.5
million, ORE expense of $0.4

million, and other expense of $2.2

million,

partially offset by higher occupancy expense of $1.

5
million.

The decrease in compensation expense was primarily attributable to lower commission expense of $2.2 million related to
the transfer of our legacy mortgage production division to CCHL and to a lesser extent, higher realized loan cost of $0.4

million
related to the aforementioned increase in SBA PPP loan

originations.

A $1.0 million gain from the sale of a banking office

in the
first quarter of 2020 drove the reduction in ORE expense.

The decline in other expense was primarily attributable to

lower service
cost expense for our pension plan.

Higher expense for FF&E depreciation and maintenance agreements (related to technology
investment and upgrades), higher than normal premises maintenance,

and pandemic related cleaning/supply costs drove the increase in occupancy.

The same aforementioned factors drove the decrease in compensation,

occupancy, and other expense

from the fourth
quarter of 2019.

Overall, CCHL contributed

significantly to the improvement in our efficiency ratio

for 2020.

Three Months Ended Twelve Months Ended
Dec 31, 2020 Sep 30, 2020 Dec 31, 2019 Dec 31, 2020 Dec 31, 2019
(Dollars in thousands)
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Deposit Fees $ 4,713 - $ 4,316 $ - $ 4,980 $ - $ 17,800 $ - $ 19,472 $ -
Bank Card Fees 3,462 - 3,389 - 3,131 - 13,044 - 11,994 -
Wealth Management Fees 3,069 - 2,808 - 2,761 - 11,035 - 10,480 -
Mortgage Banking Fees 302 17,409 208 22,775 1,542 - 1,889 61,455 5,321 -
Other

1,205 363 1,182 287 1,414 - 4,992 950 5,786 -
Total Noninterest Income $ 12,751 $ 17,772 $ 11,903 $ 23,062 $ 13,828 $ - $ 48,760 $ 62,405 $ 53,053 $ -
Salaries $ 12,384 $ 10,398 $ 11,603 $ 10,753 $ 13,374 $ - $ 49,072 $ 31,774 $ 50,688 $ -
Other Associate Benefits 3,470 200 3,616 192 3,989 - 14,789 645 15,664 -
Total Compensation 16,124 10,598 15,219 10,945 17,363 - 63,861 32,419 66,352 -
Occupancy, Net 5,056 920 5,061 845 4,680 - 19,895 2,764 18,436 -
Other

6,899 1,751 6,930 1,342 7,099 - 26,225 4,798 28,821 -
Total Noninterest Expense $ 28,079 $ 13,269 $ 27,210 $ 13,132 $ 29,142 $ - $ 109,981 $ 39,981 $ 113,609 $ -

Income Taxes

We realized

income tax expense of $2.8 million (effective rate of 22%)

for the fourth quarter of 2020 compared to $3.2 million
(effective rate of 17%) for the third quarter of 20

20 and $2.5 million (effective rate of 23%) for the fourth quarter of 2019.

For the
full year 2020, we realized income tax expense of $10.2

million (effective rate of 19%) compared to $10.0 million (effective rate of
24%) for the same period of 2019.

Tax expense for the fourth

quarter of 2020 was unfavorably impacted by a $0.3

million discrete
tax expense.

The decrease in our effective tax rate in 2020 reflected

the impact of converting CCHL to a partnership for tax
purposes in the second quarter of 2020.

Absent discrete items, we expect our annual effective tax rate to approximate 18%-19% in
2021.

Discussion of Financial Condition

Earning Assets

Average earning assets were

$3.337 billion for the fourth quarter of 2020, an increase of $113.6 million, or 3.5%,

over the third
quarter of 2020, and an increase of $642.7 million, or 23.9%

over the fourth quarter of 2019.

The increase over both prior periods
was primarily driven by higher deposit balances, which funded growth in both overnight funds sold and SBA PPP loans.

Deposit
balances increased as a result of strong core deposit growth, in addition to funding retained at the bank from SBA PPP loans, and
various other stimulus programs.

We maintained an average

net overnight funds (deposits with banks plus FED funds sold less FED funds purchased) sold position of
$705.1 million during the fourth quarter of 2020 compared

to an average net overnight funds sold position of $567.9 million in the
third quarter of 2020 and $228.1 million in the fourth quarter of 2019.

The increase compared to both prior periods was driven by
strong core deposit growth, in addition to pandemic related stimulus programs

(see below –
Funding
).

Average loans HFI decreased

$11.7 million, or 0.6%, from the third quarter of

2020 and increased $159.4 million, or 8.7%, over the
fourth quarter of 2019.

In 2020, we originated SBA PPP loans totaling $190 million (reflected in the commercial loan category)
which averaged $185 million in the fourth quarter and totaled

$178 million at period-end.

Compared to the third quarter of 2020,
the decline in average loans was primarily due to lower commercial and commercial mortgage balances with the decline in
commercial loans due to the reduction in SBA PPP loans and

lower utilization of commercial lines of credit reflective of the economic slowdown.

Period-end HFI loans increased $8.3 million, or 0.4%,

over the third quarter of 2020 and increased $170.5
million, or 9.3%, over the fourth quarter of 2019.

The increase over the third quarter of 2020 reflected higher home equity, construction, and residential loan balances.

To date, approximately $12

million in SBA PPP loans have been forgiven and paid-off

.

Forgiveness applications are expected to
accelerate over the next three to six months driven by the recent COVID

Relief Bill which allows a streamlined forgiveness
application process for loans of $150,000 and less.

At December 31, 2020, SBA PPP loans of $150,000 or less totaled

$69 million.

SBA PPP loan fees totaled approximately $0.8 million for the fourth quarter of 2020, $0.6 million for the third quarter of 2020,

and
$0.4 million for the second quarter of 2020.

At December 31, 2020 we had $3.2 million (net) in deferred SBA PPP loan fees.

Allowance for Credit Losses

At December 31, 2020, the allowance for credit losses totaled

$23.8 million compared to $23.1 million at September 30,

2020 and
$13.9 million at December 31, 2019.

At December 31, 2020, the allowance represented 1.19% of HFI loans and provided coverage
of 406%

of nonperforming loans compared to 1.16% and 420%, respectively,

at September 30, 2020 and 0.75% and 311%,
respectively, at December 31,

2019.

At December 31, 2020, excluding SBA PPP loans (100% government guaranteed)

,

the
allowance represented 1.30%

of loans held for investment.

The adoption of ASC 326 (“CECL”) on January 1, 2020

had an impact of $4.0 million ($3.3 million increase in the allowance for credit losses and $0.7 million increase in the allowance for unfunded loan commitments (other liability account)).

The $6.6 million
build (provision of $9.0 million less net charge

-offs of $2.4 million) in the allowance for credit losses in 2020 was attributable to
stressed economic conditions related to the COVID-19 pandemic and its potential effect on rates of default.

Credit Quality/COVID-19 Exposure

Nonperforming assets (nonaccrual loans and OREO) totaled $6.7 million at December 31, 2020, comparable to September 30,

2020,
and a $1.3 million increase over December 31, 2019.

Nonaccrual loans totaled $5.9 million at December 31,

2020, a $0.4 million
increase over September 30, 2020 and a $1.4 million increase over December 31, 2019.

The balance of OREO totaled $0.8 million
at December 31, 2020, a decrease of $0.4 million from September 30,

2020 and a $0.1 million decrease from December 31,

2019.

We continue to analyze

our loan portfolio for segments that have been affected

by the stressed economic and business conditions
caused by the pandemic.

Certain at-risk segments total 8% of our loan balances at December

31, 2020, including hotel (3%),
restaurant (1%),

retail and shopping centers (3%), and other (1%).

The other segment includes churches, non-profits, education, and recreational.

To assist our clients, in mid-March

of 2020, we began allowing short term 60 to 90 day loan extensions for affected
borrowers.

We have extended

loans totaling $333 million of which 75%

were for commercial borrowers and 25%

were for
consumer borrowers.

Approximately $324 million, or 97%

of the loan balances associated with these borrowers have resumed making regularly scheduled payments.

Of the $9 million that remains on extension, no loans were classified at December 31, 2020.

Of the $324 million that have resumed payments, loan balances totaling $3.5 million were over 30 days delinquent and an additional
$0.4 million was on nonaccrual status at December 31, 2020.

Funding (Deposits/Debt)

Average total deposits were

$3.066 billion for the fourth quarter of 2020, an increase of $94.9 million, or 3.2%, over the third
quarter of 2020 and $541.2 million, or 21.4%,

over the fourth quarter of 2019.

The estimated deposit inflows related to the first
round of pandemic related stimulus programs that occurred primarily during the second quarter were $179 million (SBA PPP)

and
$64 million (Economic Impact Payment stimulus checks).

Average seasonal public

funds increased $30 million over the third
quarter of 2020 and $81 million over the fourth quarter of 2019.

For each quarter during 2020, we’ve also realized strong core deposit growth.

Given these large increases as well as the incoming second

round of stimulus checks, the potential exists for our
deposit levels to be volatile in 2021 due to the uncertain timing of the outflows of the stimulus related balances and the economic
recovery.

It is anticipated that current liquidity levels will remain robust due to our strong overnight funds sold position.

Average short-term borrowings

increased $20.7 million over the third quarter of 2020 and $8

7.8 million over the fourth quarter of
2019, which reflected warehouse line borrowings used to support

CCHL’s

loans held for sale.

Capital

Shareowners’ equity was $320.8 million at December 31, 2020

compared to $339.4 million at September 30, 2020 and $327.0
million at December 31, 2019.

For the full year of 2020, shareowners’ equity was positively impacted by net income of $31.6
million, a $1.8 million increase in the unrealized gain on investment securities,

net adjustments totaling $1.4 million related to
transactions under our stock compensation plans, stock compensation accretion of $0.9

million, and a $0.4 million increase in fair
value of the interest rate swap related to subordinated deb

t.

Shareowners’ equity was reduced by an $18.2 million increase in the
accumulated other comprehensive loss for our pension plan, common stock dividends of $9.6 million ($0.57 per share), a $3.1
million (net of tax) adjustment to retained earnings for the adoption of CECL, reclassification of $9.4 million to temporary equity to increase the redemption value of the non-controlling interest in CCHL,

and share repurchases of $2.0 million (99,952 shares).

At December 31, 2020, our total risk-based capital ratio was 17.

30%

compared to 17.88% at September 30, 2020 and 17.90% at
December 31, 2019.

Our common equity tier 1 capital ratio was 13.71%, 14.20%, and 14.47

%, respectively, on these dates.

Our
leverage ratio was 9.33%, 9.64%, and 11.25%,

respectively, on these dates.

All of our regulatory capital ratios exceeded the
threshold to be designated as “well-capitalized” under the Basel

III capital standards.

Further, our tangible common equity ratio
was 6.25% at December 31, 2020 compared to 7.16%

and 8.06%

at September 30,

2020 and December 31, 2019,

respectively.

Our
tangible capital ratio was unfavorably impacted at December 31,

2020 by the aforementioned annual adjustment to the other
comprehensive loss for our pension plan which was negatively impacted due to the lower discount rate used to calculate the present value of the pension obligation.

The lower discount rate reflected the significant decline in long-term interest rates in 2020.

About Capital City Bank Group, Inc.

Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $3.8 billion in assets.

We provide

a full range of banking services, including traditional deposi

t
and credit services, mortgage banking, asset management, trust, merchant services, bankcards and securities brokerage services.

Our bank subsidiary, Capital City Bank,

was founded in 1895 and now has 57 banking offices and

86 ATMs/ITMs

in Florida,
Georgia and Alabama.

For more information about Capital City Bank Group, Inc., visit
www.ccbg.com .

FORWARD

-LOOKING STATEMENTS

Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: the magnitude and duration of the COVID-19

pandemic and its impact on the global economy and financial market conditions
and our business, results of operations and financial condition, including the impact of our participation in government programs
related to COVID-19; the accuracy of the our financial statement estimates and assumptions; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary policies; the effects of security breaches and computer viruses that may affect

our
computer systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and
profitability; the strength of the U.S. economy and the local economies where we conduct operations; the effects of a non-diversified
loan portfolio, including the risks of geographic and industry concentrations; natural disasters, widespread health emergencies, military conflict, terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets;
customer acceptance of third-party products and services; increased competition and its effect on pricing; negative publicity and the
impact on our reputation; technological changes, especially changes that allow out of market competitors to compete in our
markets; changes in accounting; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended December 31,

2019, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the
Press Release, and we assume no obligation to update forward

-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES

We present a

tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill resulting
from merger and acquisition activity.

We believe these

measures are useful to investors because it allows investors to more easily
compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.

(Dollars in Thousands, except per share data)
Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019
Shareowners' Equity (GAAP) $ 320,837 $ 339,425 $ 335,057 $ 328,507 $ 327,016
Less: Goodwill (GAAP) 89,095 89,095 89,095 89,275 84,811
Tangible Shareowners' Equity (non-GAAP) A 231,742 250,330 245,962 239,232 242,205
Total Assets (GAAP) 3,798,071 3,587,041 3,499,524 3,086,523 3,088,953
Less: Goodwill (GAAP) 89,095 89,095 89,095 89,275 84,811
Tangible Assets (non-GAAP) B $ 3,708,976 $ 3,497,946 $ 3,410,429 $ 2,997,248 $ 3,004,142
Tangible Common Equity Ratio (non-GAAP) A/B 6.25% 7.16% 7.21% 7.98% 8.06%
Actual Diluted Shares Outstanding (GAAP) C 16,844,997 16,800,563 16,821,743 16,845,462 16,855,161
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 13.76 $ 14.90 $ 14.62 $ 14.20 $ 14.37

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Twelve Months Ended
(Dollars in thousands, except per share data)
Dec 31, 2020 Sep 30, 2020 Dec 31, 2019 Dec 31, 2020 Dec 31, 2019
EARNINGS
Net Income Attributable to Common Shareowners $ 7,746 $ 10,397 $ 8,565 $ 31,576 $ 30,807
Diluted Net Income Per Share $ 0.46 $ 0.62 $ 0.51 $ 1.88 $ 1.83
PERFORMANCE
Return on Average Assets 0.84% 1.17% 1.14% 0.93% 1.03%
Return on Average Equity 8.97 12.16 10.39 9.36 9.72
Net Interest Margin 3.00 3.12 3.89 3.30 3.85
Noninterest Income as % of Operating Revenue 55.00 58.19 34.50 52.32 33.92
Efficiency Ratio 74.36% 67.01% 72.48% 70.43% 72.40%
CAPITAL ADEQUACY
Tier 1 Capital

16.19% 16.77% 17.16% 16.19% 17.16%
Total Capital

17.30 17.88 17.90 17.30 17.90
Leverage

9.33 9.64 11.25 9.33 11.25
Common Equity Tier 1 13.71 14.20 14.47 13.71 14.47
Tangible Common Equity
(1)
6.25 7.16 8.06 6.25 8.06
Equity to Assets 8.45% 9.46% 10.59% 8.45% 10.59%
ASSET QUALITY
Allowance as % of Non-Performing Loans 405.66% 420.30% 310.99% 405.66% 310.99%
Allowance as a % of Loans HFI 1.19 1.16 0.75 1.19 0.75
Net Charge-Offs as % of Average Loans HFI 0.09 0.11 0.05 0.12 0.13
Nonperforming Assets as % of Loans HFI and OREO 0.33 0.34 0.29 0.33 0.29
Nonperforming Assets as % of Total Assets 0.18% 0.19% 0.18% 0.18% 0.18%
STOCK PERFORMANCE
High

$ 26.35 $ 21.71 $ 30.95 $ 30.62 $ 30.95
Low 18.14 17.55 25.75 15.61 21.04
Close $ 24.58 $ 18.79 $ 30.50 $ 24.58 $ 30.50
Average Daily Trading Volume 22,271 28,517 41,247 35,125 27,496
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to

Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2020 2019
(Dollars in thousands)
Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter
ASSETS
Cash and Due From Banks $ 67,919 $ 76,509 $ 75,155 $ 72,676 $ 60,087
Funds Sold and Interest Bearing Deposits 860,630 626,104 513,273 196,936 318,336
Total Cash and Cash Equivalents 928,549 702,613 588,428 269,612 378,423
Investment Securities Available for Sale 324,870 328,253 341,180 382,514 403,601
Investment Securities Held to Maturity 169,939 202,593 232,178 251,792 239,539

Total Investment Securities
494,809 530,846 573,358 634,306 643,140
Loans Held for Sale ("HFS") 114,039 116,561 76,610 82,598 9,509
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 393,930 402,997 421,270 249,020 255,365
Real Estate - Construction 135,831 125,804 117,794 122,595 115,018
Real Estate - Commercial 648,393 656,064 662,434 656,084 625,556
Real Estate - Residential 342,664 335,713 353,831 354,150 353,642
Real Estate - Home Equity 205,479 197,363 194,479 196,443 197,360
Consumer 269,520 268,393 266,417 275,982 279,565
Other Loans 9,879 10,488 4,883 6,580 7,808
Overdrafts 730 1,339 1,069 1,533 1,615
Total Loans Held for Investment 2,006,426 1,998,161 2,022,177 1,862,387 1,835,929
Allowance for Credit Losses (23,816) (23,137) (22,457) (21,083) (13,905)
Loans Held for Investment, Net 1,982,610 1,975,024 1,999,720 1,841,304 1,822,024
Premises and Equipment, Net 86,791 87,192 87,972 87,684 84,543
Goodwill 89,095 89,095 89,095 89,275 84,811
Other Real Estate Owned 808 1,227 1,059 1,463 953
Other Assets 101,370 84,483 83,282 80,281 65,550
Total Other Assets 278,064 261,997 261,408 258,703 235,857
Total Assets $ 3,798,071 $ 3,587,041 $ 3,499,524 $ 3,086,523 $ 3,088,953
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,328,809 $ 1,378,314 $ 1,377,033 $ 1,066,607 $ 1,044,699
NOW Accounts 1,046,408 827,506 808,244 779,467 902,499
Money Market Accounts 266,649 247,823 240,754 210,124 217,839
Regular Savings Accounts 474,100 451,944 423,924 384,480 374,396
Certificates of Deposit 101,594 103,859 105,041 104,907 106,021
Total Deposits 3,217,560 3,009,446 2,954,996 2,545,585 2,645,454
Short-Term Borrowings 79,654 90,936 63,958 76,516 6,404
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 3,057 5,268 5,583 5,896 6,514
Other Liabilities 102,076 71,880 75,702 70,044 50,678
Total Liabilities 3,455,234 3,230,417 3,153,126 2,750,928 2,761,937
Temporary Equity 22,000 17,199 11,341 7,088 -
SHAREOWNERS' EQUITY
Common Stock 168 168 168 168 168
Additional Paid-In Capital 32,283 31,425 31,575 32,100 32,092
Retained Earnings 332,528 333,545 328,570 321,772 322,937
Accumulated Other Comprehensive Loss, Net of Tax (44,142) (25,713) (25,256) (25,533) (28,181)
Total Shareowners' Equity 320,837 339,425 335,057 328,507 327,016
Total Liabilities, Temporary Equity and Shareowners' Equity $ 3,798,071 $ 3,587,041 $ 3,499,524 $ 3,086,523 $ 3,088,953
OTHER BALANCE SHEET DATA
Earning Assets $ 3,475,904 $ 3,271,672 $ 3,185,418 $ 2,776,228 $ 2,806,913
Interest Bearing Liabilities 2,024,349 1,780,223 1,700,391 1,614,277 1,666,560
Book Value Per Diluted Share $ 19.05 $ 20.20 $ 19.92 $ 19.50 $ 19.40
Tangible Book Value

Per Diluted Share
(1)
13.76 14.90 14.62 14.20 14.37
Actual Basic Shares Outstanding 16,791 16,761 16,780 16,812 16,772
Actual Diluted Shares Outstanding 16,845 16,801 16,822 16,845 16,855
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
Twelve Months Ended
2020 2019 December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2020 2019
INTEREST INCOME
Interest and Fees on Loans $ 23,878 $ 23,594 $ 23,687 $ 23,593 $ 23,842 $ 94,752 $ 94,215
Investment Securities 2,096 2,426 2,737 3,015 3,221 10,274 13,434
Funds Sold 180 146 88 757 945 1,171 5,187
Total Interest Income 26,154 26,166 26,512 27,365 28,008 106,197 112,836
INTEREST EXPENSE
Deposits 201 190 218 939 1,157 1,548 6,840
Short-Term Borrowings 639 498 421 132 16 1,690 109
Subordinated Notes Payable 311 316 374 471 525 1,472 2,287
Other Long-Term Borrowings 30 40 41 50 56 161 257
Total Interest Expense 1,181 1,044 1,054 1,592 1,754 4,871 9,493
Net Interest Income 24,973 25,122 25,458 25,773 26,254 101,326 103,343
Provision for Credit Losses 1,342 1,308 2,005 4,990 (162) 9,645 2,027
Net Interest Income after Provision for

Credit Losses
23,631 23,814 23,453 20,783 26,416 91,681 101,316
NONINTEREST INCOME
Deposit Fees 4,713 4,316 3,756 5,015 4,980 17,800 19,472
Bank Card Fees 3,462 3,389 3,142 3,051 3,131 13,044 11,994
Wealth Management Fees 3,069 2,808 2,554 2,604 2,761 11,035 10,480
Mortgage Banking Fees 17,711 22,983 19,397 3,253 1,542 63,344 5,321
Other

1,568 1,469 1,350 1,555 1,414 5,942 5,786
Total Noninterest Income 30,523 34,965 30,199 15,478 13,828 111,165 53,053
NONINTEREST EXPENSE
Compensation 26,722 26,164 23,658 19,736 17,363 96,280 66,352
Occupancy, Net 5,976 5,906 5,798 4,979 4,680 22,659 18,436
Other Real Estate, Net 567 219 116 (798) 102 104 546
Other

8,083 8,053 7,731 7,052 6,997 30,919 28,275
Total Noninterest Expense 41,348 40,342 37,303 30,969 29,142 149,962 113,609
OPERATING PROFIT
12,806 18,437 16,349 5,292 11,102 52,884 40,760
Income Tax Expense 2,833 3,165 2,950 1,282 2,537 10,230 9,953
Net Income 9,973 15,272 13,399 4,010 8,565 42,654 30,807
Pre-Tax Income Attributable to Noncontrolling Interest (2,227) (4,875) (4,253) 277 - (11,078) -
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS
$ 7,746 $ 10,397 $ 9,146 $ 4,287 $ 8,565 $ 31,576 $ 30,807
PER COMMON SHARE
Basic Net Income $ 0.46 $ 0.62 $ 0.55 $ 0.25 $ 0.51 $ 1.88 $ 1.84
Diluted Net Income 0.46 0.62 0.55 0.25 0.51 1.88 1.83
Cash Dividend

$ 0.15 $ 0.14 $ 0.14 $ 0.14 $ 0.13 $ 0.57 $ 0.48
AVERAGE

SHARES
Basic

16,763 16,771 16,797 16,808 16,750 16,785 16,770
Diluted

16,817 16,810 16,839 16,842 16,834 16,822 16,827

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES

AND RISK ELEMENT ASSETS
Unaudited
Twelve Months Ended
2020 2019 December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2020 2019
ALLOWANCE FOR CREDIT LOSSES
Balance at Beginning of Period $ 23,137 $ 22,457 $ 21,083 $ 13,905 $ 14,319 $ 13,905 $ 14,210
Impact of Adopting ASC 326 (CECL) - - - 3,269 - 3,269 -
Provision for Credit Losses - HFI 1,165 1,265 1,615 4,990 (162) 9,035 2,027
Net Charge-Offs 486 585 241 1,081 252 2,393 2,332
Balance at End of Period
(2)
$ 23,816 $ 23,137 $ 22,457 $ 21,083 $ 13,905 $ 23,816 $ 13,905
As a % of Loans HFI 1.19% 1.16% 1.11% 1.13% 0.75% 1.19% 0.75%
As a % of Nonperforming Loans 405.66% 420.30% 322.37% 432.61% 310.99% 405.66% 310.99%
CHARGE-OFFS
Commercial, Financial and Agricultural $ 104 $ 137 $ 186 $ 362 $ 149 $ 789 $ 768
Real Estate - Construction - - - - 58 - 281
Real Estate - Commercial - 17 - 11 33 28 214
Real Estate - Residential 38 1 1 110 27 150 400
Real Estate - Home Equity 10 58 52 31 - 151 430
Consumer 668 619 634 864 819 2,785 2,878
Overdrafts
(3)
564 450 541 702 - 2,257 -
Total Charge-Offs $ 1,384 $ 1,282 $ 1,414 $ 2,080 $ 1,086 $ 6,160 $ 4,971
RECOVERIES
Commercial, Financial and Agricultural $ 64 $ 74 $ 74 $ 40 $ 127 $ 252 $ 345
Real Estate - Construction 50 - - - - 50 -
Real Estate - Commercial 27 30 70 191 266 318 578
Real Estate - Residential 153 35 51 40 116 279 429
Real Estate - Home Equity 40 41 64 33 25 178 175
Consumer 306 280 365 268 300 1,219 1,112
Overdrafts
(3)
258 237 549 427 - 1,471 -
Total Recoveries $ 898 $ 697 $ 1,173 $ 999 $ 834 $ 3,767 $ 2,639
NET CHARGE-OFFS $ 486 $ 585 $ 241 $ 1,081 $ 252 $ 2,393 $ 2,332
Net Charge-Offs as a % of Average Loans HFI
(1)
0.09% 0.11% 0.05% 0.23% 0.05% 0.12% 0.13%
RISK ELEMENT ASSETS
Nonaccruing Loans $ 5,871 $ 5,505 $ 6,966 $ 4,874 $ 4,472
Other Real Estate Owned 808 1,227 1,059 1,463 953
Total Nonperforming Assets ("NPAs") $ 6,679 $ 6,732 $ 8,025 $ 6,337 $ 5,425
Past Due Loans 30-89 Days

$ 4,594 $ 3,191 $ 2,948 $ 5,077 $ 4,871
Past Due Loans 90 Days or More - - - - -
Classified Loans 17,631 16,772 17,091 16,548 20,847
Performing Troubled Debt Restructuring's $ 13,887 $ 14,693 $ 15,133 $ 15,934 $ 16,888
Nonperforming Loans as a % of Loans HFI 0.29% 0.28% 0.34% 0.26% 0.24%
NPAs as a % of Loans HFI and Other Real Estate 0.33% 0.34% 0.40% 0.34% 0.29%
NPAs as a % of

Total Assets
0.18% 0.19% 0.23% 0.21% 0.18%
(1)

Annualized
(2)

Does not include $1.6 million for unfunded commitments recorded in other liabilities at 12/31/2020.
(3)

Prior to the first quarter 2020, overdraft losses were reflected in noninterest income (deposit fees).

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
(1)
Unaudited
Fourth Quarter 2020 Third Quarter 2020 Second Quarter 2020 First Quarter 2020 Fourth Quarter 2019 Dec 2020 YTD Dec 2019 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans HFI and HFS $ 2,114,522 $ 23,981 4.52% $ 2,097,700 $ 23,698 4.50% $ 2,057,925 $ 23,785 4.65% $ 1,882,703 23,692 5.06% $ 1,846,190 $ 23,958 5.15% $ 2,038,701 $ 95,156 4.67% $ 1,822,087 $ 94,662 5.20%
Investment Securities
Taxable Investment Securities 513,277 2,072 1.61 553,395 2,401 1.73 601,509 2,708 1.80 629,512 2,995 1.91 610,046 3,186 2.08 574,199 10,176 1.77 612,541 13,123 2.14
Tax-Exempt Investment Securities 4,485 30 2.71 4,860 32 2.66 5,865 37 2.51 5,293 25 1.86 10,327 43 1.67 5,123 124 2.42 24,471 390 1.60
Total Investment Securities 517,762 2,102 1.62 558,255 2,433 1.74 607,374 2,745 1.81 634,805 3,020 1.91 620,373 3,229 2.08 579,322 10,300 1.78 637,012 13,513 2.12
Funds Sold 705,125 180 0.10 567,883 146 0.10 351,473 88 0.10 234,372 757 1.30 228,137 945 1.64 465,652 1,171 0.25 237,999 5,187 2.18
Total Earning Assets 3,337,409 $ 26,263 3.14% 3,223,838 $ 26,277 3.25% 3,016,772 $ 26,618 3.55% 2,751,880 $ 27,469 4.01% 2,694,700 $ 28,132 4.14% 3,083,675 $ 106,627 3.46% 2,697,098 $ 113,362 4.20%
Cash and Due From Banks 73,968 69,893 72,647 56,958 53,174 68,386 52,453
Allowance for Loan Losses (23,725) (22,948) (21,642) (14,389) (14,759) (20,690) (14,622)
Other Assets 264,784 268,549 261,449 244,339 249,089 259,700 252,127
Total Assets $ 3,652,436 $ 3,539,332 $ 3,329,226 $ 3,038,788 $ 2,982,204 $ 3,391,071 $ 2,987,056
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 879,564 $ 66 0.03% $ 826,776 $ 61 0.03% $ 789,378 $ 78 0.04% $ 808,811 $ 725 0.36% $ 755,625 $ 889 0.47% $ 826,280 $ 930 0.11% $ 805,134 $ 5,502 0.68%
Money Market Accounts 261,543 34 0.05 247,185 32 0.05 222,377 40 0.07 212,211 117 0.22 227,479 170 0.30 235,931 223 0.09 235,845 946 0.40
Savings Accounts 466,116 57 0.05 438,762 54 0.05 409,366 50 0.05 379,237 46 0.05 372,518 46 0.05 423,529 207 0.05 370,430 182 0.05
Time Deposits 102,809 44 0.17 104,522 43 0.16 104,718 50 0.19 105,542 51 0.19 108,407 52 0.19 104,393 188 0.18 113,499 210 0.19
Total Interest Bearing Deposits 1,710,032 201 0.05% 1,617,245 190 0.05% 1,525,839 218 0.06% 1,505,801 939 0.25% 1,464,029 1,157 0.31% 1,590,133 1,548 0.10% 1,524,908 6,840 0.45%
Short-Term Borrowings 95,280 639 2.67% 74,557 498 2.66% 73,377 421 2.31% 32,915 132 1.61% 7,448 16 0.87% 69,119 1,690 2.44% 9,275 109 1.19%
Subordinated Notes Payable 52,887 311 2.30 52,887 316 2.34 52,887 374 2.80 52,887 471 3.52 52,887 525 3.88 52,887 1,472 2.74 52,887 2,287 4.26
Other Long-Term Borrowings 3,700 30 3.18 5,453 40 2.91 5,766 41 2.84 6,312 50 3.21 6,723 56 3.33 5,304 161 3.03 7,393 257 3.48
Total Interest Bearing Liabilities 1,861,899 $ 1,181 0.25% 1,750,142 $ 1,044 0.24% 1,657,869 $ 1,054 0.26% 1,597,915 $ 1,592 0.40% 1,531,087 $ 1,754 0.45% 1,717,443 $ 4,871 0.28% 1,594,463 $ 9,493 0.60%
Noninterest Bearing Deposits 1,356,104 1,354,032 1,257,614 1,046,889 1,060,922 1,254,214 1,012,581
Other Liabilities 74,605 83,192 72,073 59,587 63,291 72,400 62,940
Total Liabilities 3,292,608 3,187,366 2,987,556 2,704,391 2,655,300 3,044,057 2,669,984
Temporary Equity 16,154 11,893 8,155 2,506.00 - 9,701 -
SHAREOWNERS' EQUITY:
343,674 340,073 333,515 331,891 326,904 337,313 317,072
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 3,652,436 $ 3,539,332 $ 3,329,226 $ 3,038,788 $ 2,982,204 $ 3,391,071 $ 2,987,056
Interest Rate Spread $ 25,082 2.88% $ 25,233 3.01% $ 25,564 3.30% $ 25,877 3.61% $ 26,378 3.69% $ 101,756 3.18% $ 103,869 3.61%
Interest Income and Rate Earned
(1)
26,263 3.14 26,277 3.25 26,618 3.55 27,469 4.01 28,132 4.14 106,627 3.46 113,362 4.20
Interest Expense and Rate Paid
(2)
1,181 0.14 1,044 0.13 1,054 0.14 1,592 0.23 1,754 0.26 4,871 0.16 9,493 0.35
Net Interest Margin $ 25,082 3.00% $ 25,233 3.12% $ 25,564 3.41% $ 25,877 3.78% $ 26,378 3.89% $ 101,756 3.30% $ 103,869 3.85%
(1)

Interest and average rates are calculated

on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.